UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         |X| Preliminary Proxy Statement
     |_| Confidential, for Use of the Commission Only (as permitted by Rule
                                  14a-6(e)(2))
                         |_| Definitive Proxy Statement
                       |_| Definitive Additional Materials
               |_| Soliciting Material Pursuant to ss. 240.14a-12

                           Met Investors Series Trust
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              |X| No fee required.

    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:



                                           MET INVESTORS SERIES TRUST


     Met/AIM Capital Appreciation Portfolio                             Lord Abbett Mid-Cap Value Portfolio
     Met/AIM Small Cap Growth Portfolio                                 MFS(R) Emerging Markets Equity Portfolio
     Batterymarch Growth and Income Portfolio                           MFS(R) Research International Portfolio
     Batterymarch Mid-Cap Stock Portfolio                               MFS(R) Value Portfolio
     BlackRock High Yield Portfolio                                     Neuberger Berman Real Estate Portfolio
     BlackRock Large-Cap Core Portfolio                                 Oppenheimer Capital Appreciation Portfolio
     Cyclical Growth and Income ETF Portfolio                           Cyclical Growth ETF Portfolio
     Dreman Small-Cap Value Portfolio                                   PIMCO Inflation Protected Bond Portfolio
     Goldman Sachs Mid-Cap Value Portfolio                              PIMCO Total Return Portfolio
     Harris Oakmark International Portfolio                             Pioneer Fund Portfolio
     Janus Forty Portfolio                                              Pioneer Strategic Income Portfolio
     Lazard Mid-Cap Portfolio                                           RCM Technology Portfolio
     Legg Mason Partners Aggressive Growth Portfolio                    Rainier Large Cap Equity Portfolio
     Legg Mason Partners Managed Assets Portfolio                       T. Rowe Price Mid-Cap Growth Portfolio
     Legg Mason Value Equity Portfolio                                  Third Avenue Small Cap Value Portfolio
     Loomis Sayles Global Markets Portfolio                             Turner Mid-Cap Growth Portfolio
     Lord Abbett Bond Debenture Portfolio                               Van Kampen Comstock Portfolio
     Lord Abbett Growth and Income Portfolio                            Van Kampen Mid-Cap Growth Portfolio
     MetLife Aggressive Strategy Portfolio                              MetLife Balanced Strategy Portfolio
     MetLife Defensive Strategy Portfolio                               MetLife Growth Strategy Portfolio
     MetLife Moderate Strategy Portfolio                                Strategic Conservative Growth Portfolio
     Strategic Growth Portfolio                                         Strategic Growth and Income Portfolio



                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                                January __, 2008
Dear Contract Owner:

As an Owner of a variable contract (the "Contract") issued by Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company or MetLife Insurance Company of Connecticut (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the above-referenced portfolios (each, a "Portfolio" and collectively, the "Portfolios"), of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on February 28, 2008. At the Special Meeting, the Portfolios' shareholders will be asked to vote on the proposal to elect 7
Trustees to the Board of Trustees. Although you are not directly a shareholder of a Portfolio, some or all of your Contract value is invested, as provided by your Contract, in shares of the Portfolios. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

The Board of Trustees has approved the proposal and recommends that you vote FOR the proposal.

I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Special Meeting, you may give your voting instructions in person. If you do not expect to attend the Special Meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone, facsimile or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone, facsimile or through the Internet are included immediately after the Notice of Special Meeting of Shareholders.

If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your facsimile or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

 /s/  Elizabeth M. Forget
 Elizabeth M. Forget
 President
 Met Investors Series Trust



                                          MET INVESTORS SERIES TRUST


Met/AIM Capital Appreciation Portfolio                                   Lord Abbett Mid-Cap Value Portfolio
Met/AIM Small Cap Growth Portfolio                                       MFS(R) Emerging Markets Equity Portfolio
Batterymarch Growth and Income Portfolio                                 MFS(R) Research International Portfolio
Batterymarch Mid-Cap Stock Portfolio                                     MFS(R) Value Portfolio
BlackRock High Yield Portfolio                                           Neuberger Berman Real Estate Portfolio
BlackRock Large-Cap Core Portfolio                                       Oppenheimer Capital Appreciation Portfolio
Cyclical Growth and Income ETF Portfolio                                 Cyclical Growth ETF Portfolio
Dreman Small-Cap Value Portfolio                                         PIMCO Inflation Protected Bond Portfolio
Goldman Sachs Mid-Cap Value Portfolio                                    PIMCO Total Return Portfolio
Harris Oakmark International Portfolio                                   Pioneer Fund Portfolio
Janus Forty Portfolio                                                    Pioneer Strategic Income Portfolio
Lazard Mid-Cap Portfolio                                                 RCM Technology Portfolio
Legg Mason Partners Aggressive Growth Portfolio                          Rainier Large Cap Equity Portfolio
Legg Mason Partners Managed Assets Portfolio                             T. Rowe Price Mid-Cap Growth Portfolio
Legg Mason Value Equity Portfolio                                        Third Avenue Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio                                   Turner Mid-Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio                                     Van Kampen Comstock Portfolio
Lord Abbett Growth and Income Portfolio                                  Van Kampen Mid-Cap Growth Portfolio
MetLife Aggressive Strategy Portfolio                                    MetLife Balanced Strategy Portfolio
MetLife Defensive Strategy Portfolio                                     MetLife Growth Strategy Portfolio
MetLife Moderate Strategy Portfolio                                      Strategic Conservative Growth Portfolio
Strategic Growth Portfolio                                               Strategic Growth and Income Portfolio





                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on February 28, 2008

To the Shareholders of Met Investors Series Trust:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the shares of the above-referenced portfolios (each, a "Portfolio" and collectively, the "Portfolios"), of Met Investors Series Trust (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on February 28, 2008 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

     1.   To elect seven (7) Trustees to the Board of Trustees.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on November 30, 2007 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                        By order of the Board of Trustees

                               Richard L. Pearson
                                    Secretary

January [   ], 2008

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE, FACSIMILE AND INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORMS

The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

3. All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:



                     Registration                                             Valid Signature

                     Corporate Accounts

                     (1) ABC Corp.............................................ABC Corp.

                     (2) ABC Corp.............................................John Doe, Treasurer

                     (3) ABC Corp.
                         c/o John Doe, Treasurer..............................John Doe, Trustee

                     (4) ABC Corp. Profit Sharing Plan........................John Doe, Trustee

                     Trust Accounts

                     (1) ABC Trust............................................Jane B. Doe, Trustee

                     (2) Jane B. Doe, Trustee u/t/d
                         12/28/78.............................................Jane B. Doe

                     Custodial or Estate Accounts

                     (1) John B. Smith, Cust.
                         f/b/o John B. Smith, Jr. UGMA........................John B. Smith

                     (2) Estate of John B. Smith..............................John B. Smith, Jr., Executor





                      INSTRUCTIONS FOR VOTING BY TELEPHONE

Call 1-866-235-4258 and follow the simple instructions. Have your proxy ready.

You do not need to return your voting instructions form if you vote by telephone.

                      INSTRUCTIONS FOR VOTING BY FACSIMILE

To provide voting instructions by facsimile follow the three easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Sign the accompanying voting instructions form.

3. Fax your signed voting instructions form to 888-796-9932.

You do not need to return your voting instructions form if you vote by facsimile.

                    INSTRUCTIONS FOR VOTING OVER THE INTERNET

To provide voting instructions via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Go to http://vote.proxy-direct.com.

3. Enter the "CONTROL NO." and "SECURITY CODE" from the upper right hand corner of your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.




                                          MET INVESTORS SERIES TRUST


     Met/AIM Capital Appreciation Portfolio                             Lord Abbett Mid-Cap Value Portfolio
     Met/AIM Small Cap Growth Portfolio                                 MFS(R) Emerging Markets Equity Portfolio
     Batterymarch Growth and Income Portfolio                           MFS(R) Research International Portfolio
     Batterymarch Mid-Cap Stock Portfolio                               MFS(R) Value Portfolio
     BlackRock High Yield Portfolio                                     Neuberger Berman Real Estate Portfolio
     BlackRock Large-Cap Core Portfolio                                 Oppenheimer Capital Appreciation Portfolio
     Cyclical Growth and Income ETF Portfolio                           Cyclical Growth ETF Portfolio
     Dreman Small-Cap Value Portfolio                                   PIMCO Inflation Protected Bond Portfolio
     Goldman Sachs Mid-Cap Value Portfolio                              PIMCO Total Return Portfolio
     Harris Oakmark International Portfolio                             Pioneer Fund Portfolio
     Janus Forty Portfolio                                              Pioneer Strategic Income Portfolio
     Lazard Mid-Cap Portfolio                                           RCM Technology Portfolio
     Legg Mason Partners Aggressive Growth Portfolio                    Rainier Large Cap Equity Portfolio
     Legg Mason Partners Managed Assets Portfolio                       T. Rowe Price Mid-Cap Growth Portfolio
     Legg Mason Value Equity Portfolio                                  Third Avenue Small Cap Value Portfolio
     Loomis Sayles Global Markets Portfolio                             Turner Mid-Cap Growth Portfolio
     Lord Abbett Bond Debenture Portfolio                               Van Kampen Comstock Portfolio
     Lord Abbett Growth and Income Portfolio                            Van Kampen Mid-Cap Growth Portfolio
     MetLife Aggressive Strategy Portfolio                              MetLife Balanced Strategy Portfolio
     MetLife Defensive Strategy Portfolio                               MetLife Growth Strategy Portfolio
     MetLife Moderate Strategy Portfolio                                Strategic Conservative Growth Portfolio
     Strategic Growth Portfolio                                         Strategic Growth and Income Portfolio


                            5 PARK PLAZA, SUITE 1900
                                IRVINE, CA 92614
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 2008

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of voting instructions by the Board of Trustees (the "Board" or "Trustees") of Met Investors Series Trust (the "Trust") for the above-referenced portfolios (each, a "Portfolio" and collectively, the "Portfolios") of the Trust, for use at a Special Meeting of Shareholders of the shares of the Portfolios to be held at 10:00 a.m. Eastern Time on February 28, 2008 at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Special Meeting"). A Notice of Special Meeting of Shareholders and a voting instructions form accompany this Proxy Statement. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and voting instructions form are first being mailed to shareholders on or about January 14, 2008. In addition to solicitations of proxies by mail, beginning on or about February 1, 2008, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Trust; regular employees of Met Investors Advisory, LLC, the Trust's manager (the "Manager"); the Trust's proxy solicitor; or other representatives of the Trust. The Trust has retained Computershare Fund Services as the Trust's proxy solicitor for the Special Meeting. The costs of solicitation, estimated at $_____, and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Trust. The Trust's most recent annual and semi-annual reports relating to the Portfolios are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-848-3854.

Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners of the Portfolios' shares and at the Special Meeting will vote the shares of the Portfolios held in their separate accounts.

As an owner of a variable life insurance or annuity contact (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the Portfolios that are attributable to your Contract at the Special Meeting. Although you are not directly a shareholder of a Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in shares of the Portfolio. For simplicity, in this Proxy Statement:

     o "Record Holder" of a Portfolio refers to each Insurance Company which holds the Portfolio's shares of record;

     o "shares" refers generally to your shares of beneficial interest in a Portfolio; and

     o    "shareholder" or "Contract Owner" refers to you.

The address of the Manager and MetLife Investors Distribution Company (the "Distributor"), the Trust's principal underwriter and an affiliate of the Manager, is 5 Park Plaza, Suite 1900, Irvine, California 92614. State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the Trust's administrator.

                   PROPOSAL: ELECTION OF THE BOARD OF TRUSTEES

The Board of Trustees of the Trust has called the Special Meeting so that shareholders may vote on the proposal that the seven (7) Trustees listed below (each, a "Board Nominee" and collectively, the "Board Nominees") be elected to serve as Trustees of the Trust.

Pursuant to Section 16(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), trustees may be appointed without a shareholder vote, if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, five Trustees including Theodore A. Myers who will resign on _____ have been elected by shareholders. If two additional Trustees were appointed to the Board, immediately following such appointment, only four of seven, or less than two-thirds, of the Board would have been elected by shareholder vote, thus failing to meet the two-thirds requirement. Accordingly, the Board of Trustees met on November 7, 2007 and November 29, 2007, and determined that it is in the best interests of the Trust to call the Special Meeting and recommends the election of each Board Nominee.

The persons named as proxies intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees. If, prior to the Special Meeting, any nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected.

The Board has overall responsibility to manage and control the business affairs of the Trust, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Trust's business. The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if he or she is removed, resigns or is subject to various disabling events such as death or incapacity. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, subject to the provisions of the 1940 Act. A Trustee may be removed by the vote or written consent of shareholders holding not less than two-thirds of the Trust's outstanding shares. The Board held five regular meetings, and one special meeting, during the fiscal year ended December 31, 2007.

Information about the Board Nominees

The following table presents certain information regarding the Trustee Nominees, including their principal occupations which, unless specific dates are shown, are of more than five years duration. In addition, the table includes information concerning other directorships held by each Trustee Nominee. Information is listed separately for the nominee who is an "interested person" (as defined in the 1940 Act) of the Trust (the "Interested Trustee") and those nominees who are not interested persons of the Trust (the "Independent Trustees").

Board Nominees for Independent Trustee:


                                                                                             Number of
                                                                                            Portfolios
                                            Term of                                          in Fund
                                            Office                                           Complex+
                                             and                                             Overseen   Other
                             Position(s)    Length                                              by    Directorships
                             Held with      of Time      Principal Occupations(s)            Trustee   Held by
  Name and Age               the Trust      Served        During Past 5 Years                          Trustee
  -------------               ---------    -------        -------------------               --------   -----------
Dawn M. Vroegop                 Trustee     Indefinite;  From September 1999 to September        44       None
(41)                          and Nominee   From         2003, Managing Director,
                                            December     Dresdner RCM Global Investors.
                                            2000 to
                                            present.

Stephen M. Alderman  (48)       Trustee     Indefinite;  Since November 1991, Shareholder        44       None
                              and Nominee   From         in the law firm of Garfield and
                                            December     Merel, Ltd.
                                            2000 to
                                            present.

Jack R. Borsting  (78)          Trustee     Indefinite;  Since 2001, Professor of                44       Lead Governor,
                              and Nominee   From         Business Administration and Dean                 American Stock
                                            December     Emeritus, Marshall School of                     Exchange. Director,
                                            2000 to      Business, University of Southern                 Los Angeles
                                            present.     California (USC); from 1995-2001                 Orthopedic
                                                         Executive Director, Center for                   Hospital.  Trustee,
                                                         Telecommunications Management.                   The Rose Hills
                                                                                                          Foundation.
                                                                                                          Member, Army
                                                                                                          Science Board.

Robert Boulware (51)          Nominee       Indefinite   Since 2004, Director of Norwood                  Director of
                                                         Promotional Products, Inc.;                      Gainsco, Inc.,
                                                         since 2005, Director of Gainsco,                 Norwood Promotional
                                                         Inc. (auto insurance); since                     Products, Inc., and
                                                         2007, Director of Wealthpoint                    Wealthpoint
                                                         Advisors (a business development                 Advisors.
                                                         company); from
                                                         1992-2006, President
                                                         and Chief Executive
                                                         Officer of ING Fund
                                                         Distributor, LLC.

Daniel A. Doyle  (49)           Trustee     Indefinite;  Since October 2000, Vice                44       None
                              and Nominee   From         President and Chief Financial
                                            February     Officer of ATC Management, Inc.
                                            2007 to      (public utility).
                                            present.

Susan C. Gause   (55)         Nominee       Indefinite   From 2000 to December 2002,             44       None
                                                         Chief Executive Officer of
                                                         Dresdner RCM Global Investors
                                                         (purchased by Allianz Asset
                                                          Management in 2001).





Board Nominee for Interested Trustee:



                                                                                             Number of
                                                                                            Portfolios
                                            Term of                                          in Fund
                                            Office                                           Complex+
                                             and                                             Overseen   Other
                             Position(s)    Length                                              by    Directorships
                             Held with      of Time      Principal Occupations(s)            Trustee   Held by
  Name and Age               the Trust      Served        During Past 5 Years                          Trustee
  -------------               ---------    -------        -------------------               --------   -----------

Elizabeth M. Forget*  (41)    President     Indefinite;  Since May 2007, Senior Vice             81       Director,
                              and Trustee   From         President, MetLife, Inc.; since                  Metropolitan Series
                                            December     December 2000, President of Met                  Fund, Inc. and
                                            2000 to      Investors Advisory LLC; since                    Metropolitan Series
                                            present.     May 2006, President of MetLife                   Fund II since
                                                         Advisers LLC; from December 2003                 August, 2006.
                                                         to April 2007, Vice President,
                                                         MetLife, Inc.


* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.

+ The Fund Complex includes the Trust (36 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).

Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board at Met Investors Series Trust, 5 Park Plaza, Suite 1900, Irvine, CA 92614. All communications addressed to the Board of Trustees or individual Trustees will be logged and sent to the Board or individual Trustee.

Officers of the Trust

The following table presents certain information regarding the current officers of the Trust, including their principal occupations which, unless specific dates are shown, are of more than five years duration.


                                            Term of
                                            Office and
                              Position(s)   Length of
                              Held with     Time Served                         Principal Occupation(s)
      Name and Age            the Trust                                         During Past 5 Years
      -------------          ---------     ------------                          -------------------

Jeffrey A. Tupper             Chief         From August   Since October 2006, Assistant Vice President, MetLife Group, Inc.
(37)                          Financial     2002 to       Since February 2001, Assistant Vice President of MetLife Investors
                              Officer,      present.      Insurance Company.
                              Treasurer

Michael K. Farrell            Executive     From August   Since December 2005, Executive Vice President, MetLife, Inc.; since
(54)                          Vice          2002 to       July 2002, Chief Executive Officer of MetLife Investors Group, Inc.
                              President     present.      and Met Investors Advisory LLC; since April 2001, Chief Executive
                                                          Officer of MetLife Resources and Executive Vice President of
                                                          Metropolitan Life Insurance Company; since January 1990, President of Michael K. Farrell Associates, Inc. (qualified retirement plans for non-profit organizations).

Richard C. Pearson            Vice          From          Since July 2002, President or Executive Vice President of MetLife
(64)                          President     December      Investors Distribution Company; since January, 2002, Secretary of
                              and           2000 to       Met Investors Advisory LLC; since January 2001, Senior Vice
                              Secretary     present.      President, General Counsel and Secretary of MetLife Investors
                                                          Group, Inc.; since November 2000, Vice President, General Counsel and Secretary of Met Investors Advisory LLC; from 1998 to November
                                                          2000, President, Security First Group, Inc.

Jeffrey P. Halperin           Chief         From          Vice President, Corporate Ethics and Compliance Department,
(40)                          Compliance    November      MetLife, Inc. (October 2002 - present); Interim Chief Compliance
                              Officer       2005 to       Office of funds sponsored by MetLife and its affiliates (November
                                            present.      2005 to present); Associate to Goldman Sachs & Co. (May 2000 - July
                                                          2001).

Mary Moran Zeven              Assistant     From August   Senior Vice President and Senior Managing Counsel (2002 to present)
One Federal Street            Secretary     2001 to       and Vice President and Associate Counsel (2000 to 2002), State
Boston, Massachusetts 02110                 present.      Street Bank and Trust Company; Vice President and Counsel, PFPC,
(46) Inc. (1999-2000).

William C. Cox                Assistant     From          Since 1997, Vice President and Senior Director, Fund Administration
One Federal Street            Treasurer     November      Division, State Street Bank and Trust Company.
Boston, Massachusetts                       2004 to
02110                                       present.
(41)

Board Committees

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Compensation Committee, and the Valuation Committee.

Audit Committee. The Audit Committee consists of all of the Independent Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2007.

Nominating, Governance and Compensation Committee. The Nominating, Governance and Compensation Committee consists of all of the Independent Trustees. The
Nominating, Governance and Compensation Committee has a charter and the Committee's function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangement for each of the Trustees. Given the nature of the Trust, in that its assets are used to fund the benefits under variable annuity and life insurance plans, the Nominating, Governance and Compensation Committee will not consider nominees recommended by shareholders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2007. A copy of the Nominating, Governance and Compensation Committee's charter is attached as Appendix A.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating, Governance and Compensation Committee will generally consider, among other factors: (i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee;
(ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Portfolios, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. It is the intent of the Nominating, Governance and Compensation Committee that at least one Independent Trustee be an "audit committee financial expert" as such term is defined by the SEC. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, and any other source the Nominating, Governance and Compensation Committee deems appropriate. In addition, the Nominating, Governance and Compensation Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

Valuation Committee. The Valuation Committee currently consists of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen and such other officers of the Trust and the Manager, as well as such officers of any adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt or Mr. Andersen from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held 21 meetings during the fiscal year ended December 31, 2007.

Board Compensation

The aggregate compensation paid by the Trust and the Fund Complex to the Trustees and Board Nominees serving during the fiscal year ended December 31, 2007, is set forth in the table below. Interested Trustees and Trust officers receive no compensation from the Trust for services to the Trust.






Compensation Table:
                                                          Aggregate
                                                          Compensation from   Total Compensation From Fund
Trustee                                                   Trust               Complex+ Paid to Trustee
-------                                                   -----                    ---------------
Interested Trustee
Elizabeth M. Forget                                       None                None

Independent Trustees
Stephen M. Alderman                                       $155,500            $155,500
Jack R. Borsting                                          $125,500            $125,500
Daniel A. Doyle                                           $107,722            $107,722
Theodore A. Myers*                                        $125,500            $125,500
Dawn M. Vroegop                                           $135,500            $135,500
----------------------

+    The Fund Complex  includes the Trust (44 portfolios),  Metropolitan  Series
     Fund, Inc. (36 portfolios), Metropolitan Series Fund II (1 portfolio).

*    Mr. Myers is not standing for re-election and is anticipated to retire.


Portfolio Shares Owned by Board Nominees

As of the date of this Proxy Statement, none of the Board Nominees is a beneficial owner of shares of a Portfolio. Beneficial ownership is defined to mean a direct or indirect pecuniary interest in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "Exchange Act").

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH OF THE TRUSTEE NOMINEES SET FORTH IN THE PROPOSAL.

Independent Registered Public Accounting Firm

The Audit Committee and the Board of Trustees have approved Deloitte & Touche LLP ("Deloitte & Touche") as the independent public accountants for the Trust's fiscal year ending December 31, 2007. Representatives of Deloitte & Touche are not expected to be present at the Special Meeting, but will have the opportunity to make a statement if they desire to do so. Such representatives will be available by telephone if any matter requiring Deloitte & Touche's presence arises.

The Audit Committee must approve all audit and non-audit services provided by Deloitte & Touche relating to the operations or financial reporting of the Trust. The Audit Committee reviews any audit or non-audit services to be provided by Deloitte & Touche to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee's consideration of non-audit services by Deloitte & Touche. These policies and procedures require that any non-audit service to be provided by Deloitte & Touche to the Trust, the Manager or any entity controlling, controlled by or under common control with the Manager that relate directly to the operations and financial reporting of the Trust is subject to pre-approval by the Audit Committee or any member of the Audit Committee before such service is provided.

Audit Fees

The aggregate fees billed for professional services rendered by Deloitte & Touche in connection with the annual audit of the Trust's financial statements and for services normally provided by Deloitte & Touche in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2006 and December 31, 2007 were $909,500 and $923,900, respectively.

Audit-Related Fees

The Trust was not billed any fees by Deloitte & Touche for assurance and other services reasonably related to the performance of the audit of the Trust's financial statements and not reported above under "Audit Fees" for the fiscal years ended December 31, 2006 and December 31, 2007.

Tax Fees

The aggregate fees billed for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning (together, "Tax-Related Services") provided to the Trust for the fiscal years ended December 31, 2006 and December 31, 2007 were $226,600 and $236,600, respectively. These Tax-Related Services were not approved by the Audit Committee pursuant to the exceptions from the pre-approval requirement under rules of the Securities and Exchange Commission.

All Other Fees

The Trust was not billed by Deloitte & Touche for products and services provided to the Trust's other than the services reported in the above paragraphs for the Trust's fiscal years ended December 31, 2006 and December 31, 2007.

Aggregate Non-Audit Fees to the Trust

There were no non-audit fees billed by Deloitte & Touche for services rendered to the Trust and the Manager and other service providers under common control with the Manager, for the Trust's fiscal years ended December 31, 2006 and December 31, 2007.

                VOTING INFORMATION CONCERNING THE SPECIAL MEETING

The Insurance Companies, through their separate accounts, own all of the classes of shares of the Portfolios, and are the shareholders of record of the Portfolios at the close of business on the Record Date (defined below). Each Insurance Company is entitled to be present and vote at the Special Meeting with respect to the shares of the Portfolios. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of the Portfolios for the Contract Owners of the Portfolios in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Proxy Statement to the Contract Owners.

The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of the Portfolios held in a separate account with respect to that particular Contract. In voting on the proposal, each full share of a Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Special Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the proposal.

If you wish to participate in the Special Meeting, you may submit the voting instructions form included with this Proxy Statement, vote by telephone, facsimile or the Internet or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions and voting by telephone, facsimile and the Internet follow immediately after the Notice of Special Meeting).

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Unless instructions to the contrary are marked on the voting instructions form, it will be voted FOR the proposal and FOR any other matters deemed appropriate.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposal and FOR any other matters deemed appropriate.


Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.


Neither the Securities and Exchange Commission nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.


Approval of the proposal set forth in this Proxy Statement requires the affirmative vote of a plurality of the shares of the Portfolios cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33 1/3% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the shareholders of record of the Portfolios were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Special Meeting will constitute a quorum under the Agreement and Declaration of Trust of the Trust.

If sufficient votes to approve the proposal set forth in this Proxy Statement are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Contract Owners with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of the shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Special Meeting.

The Board of Trustees has fixed the close of business on November 30, 2007 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of, and to vote at, the Special Meeting. The number of Class A, Class B, and Class E shares of the Portfolios outstanding, and entitled to vote, as of the Record Date was 1,930,976,448, 2,356,992,277 and 68,054,494, respectively.

As of November 30, 2007, the officers and the Trustees of the Trust as a group beneficially owned less that 1% of each class of shares of the Trust. To the knowledge of the Trust, no person, as of November 30, 2007, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of each class of shares of the Trust.

In order that your Portfolios may be represented at the Special Meeting, you are requested to:

o    Indicate your instructions on the enclosed voting instructions form;

o    date and sign the voting instructions form;

o mail the voting instructions form in the enclosed envelope, which requires no postage if mailed in the United States; and

o allow sufficient time for the voting instructions form to be received on or before 10:00 a.m. Eastern Time on February 28, 2008.

You may also vote by telephone, facsimile or the Internet.

                                  OTHER MATTERS

Submission of Shareholder Proposals

The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Trust, c/o State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111.

Shareholders' Request for Special Meeting

Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined above) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Special Meeting

The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the proxy card executed by the Insurance Company will vote thereon in accordance with their judgment.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Board of Trustees, Met Investors Series Trust, 5 Park Plaza, Suite 1900, Irvine, CA 92614. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-848-3854 or forward a written request to the Trust at 5 Park Plaza, Suite 1900, Irvine, California 92614 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports, proxy statements, or Notice of Internet Availability of Proxy Materials separately in the future; or (3) request delivery of a single copy of annual reports, proxy statements, or Notice of Internet Availability of Proxy Materials if you are currently receiving multiple copies at a shared address.

IT IS IMPORTANT THAT VOTING INSTRUCTION FORMS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE FORM AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE, FACSIMILE AND INTERNET VOTING.

January __, 2008

                                                             Appendix A




                                  MET INVESTORS SERIES TRUST

                Nominating, Governance and Compensation Committee Charter


Nominating, Governance and Compensation Committee Membership

The Nominating, Governance and Compensation Committee (the "Committee") of Met Investors Series Trust (the "Trust") shall be composed entirely of Disinterested Trustees and may be comprised of one or more such Disinterested Trustees. The President, and other officers of the Trust, although not members of the Committee, will nonetheless be expected to have a role in recommending candidates and recruiting them for the Board of Trustees of the Trust ("Board"). The Committee shall give recommendations provided by the President and other officers of the Trust the same consideration as any other candidate.

Board Nominations and Functions

1. The Committee shall make nominations for Disinterested Trustee membership on the Board. The Committee shall evaluate candidates' qualifications for Board membership, and their independence from the Trust's investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Committee shall also consider the effect, of any relationship beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser or its affiliates. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board.

2. The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

3. The Committee shall periodically review Trustee compensation and shall recommend any appropriate changes to the Board as a group.

Committee Nominations and Functions

1. The Committee shall make nominations for membership on all committees of the Trust and shall review Board committee assignments as necessary.

2. The Committee shall review as necessary the responsibilities of any committee of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1. The Committee shall normally meet once yearly prior to the meeting of the full Board, and is empowered to hold special meetings as circumstances require.

2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Disinterested Trustee or Trust counsel and to retain other experts at the expense of the Trust.

3. The Committee shall review this Charter at least annually and recommend any changes to the full Board.



                                                      PROXY
                                                        OF
                                              MET INVESTORS SERIES TRUST


Met/AIM Capital Appreciation Portfolio                             Lord Abbett Mid-Cap Value Portfolio
Met/AIM Small Cap Growth Portfolio                                 MFS(R) Emerging Markets Equity Portfolio
Batterymarch Growth and Income Portfolio                           MFS(R) Research International Portfolio
Batterymarch Mid-Cap Stock Portfolio                               MFS(R) Value Portfolio
BlackRock High Yield Portfolio                                     Neuberger Berman Real Estate Portfolio
BlackRock Large-Cap Core Portfolio                                 Oppenheimer Capital Appreciation Portfolio
Cyclical Growth and Income ETF Portfolio                           Cyclical Growth ETF Portfolio
Dreman Small-Cap Value Portfolio                                   PIMCO Inflation Protected Bond Portfolio
Goldman Sachs Mid-Cap Value Portfolio                              PIMCO Total Return Portfolio
Harris Oakmark International Portfolio                             Pioneer Fund Portfolio
Janus Forty Portfolio                                              Pioneer Strategic Income Portfolio
Lazard Mid-Cap Portfolio                                           RCM Technology Portfolio
Legg Mason Partners Aggressive Growth Portfolio                    Rainier Large Cap Equity Portfolio
Legg Mason Partners Managed Assets Portfolio                       T. Rowe Price Mid-Cap Growth Portfolio
Legg Mason Value Equity Portfolio                                  Third Avenue Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio                             Turner Mid-Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio                               Van Kampen Comstock Portfolio
Lord Abbett Growth and Income Portfolio                            Van Kampen Mid-Cap Growth Portfolio
MetLife Aggressive Strategy Portfolio                              MetLife Balanced Strategy Portfolio
MetLife Defensive Strategy Portfolio                               MetLife Growth Strategy Portfolio
MetLife Moderate Strategy Portfolio                                Strategic Conservative Growth Portfolio
Strategic Growth Portfolio                                         Strategic Growth and Income Portfolio



                         SPECIAL MEETING OF SHAREHOLDERS

                                February 28, 2008

KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the above-referenced portfolios (each, a "Portfolio" and collectively, the "Portfolios") of Met Investors Series Trust (the "Trust") hereby appoints Elizabeth M. Forget, Richard C. Pearson, Jack Huntington, and Jeffrey A. Tupper, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolio to be held on February 28, 2008, at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, at 10:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:




1) To elect the following seven (7) Trustee                [    ]                  FOR all Trustee Nominees
   Nominees to the Board of Trustees:
  (01) Elizabeth M. Forget, (02) Stephen M. Alderman,      [    ]                  AGAINST all Trustee Nominees
  (03) Jack R. Borsting, (04) Robert Boulware,
  (05) Daniel A. Doyle, (06) Susan C. Gause,               [    ]
   and (07) Dawn M. Vroegop                                [    ]                  FOR all Trustee Nominees except
                                                                                   those named below:

                                                                                    ----------------------------

Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                       Dated:                                         , 2008

                                   ------------------------------
                                   Name of Insurance Company

                                   ------------------------------
                                   Name and Title of Authorized Officer

                                   ------------------------------
                                   Signature of Authorized Officer


[Name of the Portfolio(s)]

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in the Portfolio(s):
____________ Insurance Company
Separate Account __________




     MET INVESTORS SERIES TRUST                                   3 EASY WAYS TO VOTE
     5 Park Plaza                                        1. Return this voting instruction
     Suite 1900                                             form using the enclosed postage-paid envelope.
                                                         2. Vote by Telephone - see instructions in Proxy
                                                            Statement
    Irvine, California 92614                             3. Vote by Facsimile - see instructions in Proxy
                                                            Statement
  VOTING INSTRUCTION FORM FOR THE                        4. Vote by Internet - see instructions in Proxy
  Special Meeting of Shareholders                           Statement
   February 28, 2008, 10:00 a.m.                                ***    CONTROL NUMBER:     ***
                                                                ***    SECURITY CODE:      ***




Met/AIM Capital Appreciation Portfolio                             Lord Abbett Mid-Cap Value Portfolio
Met/AIM Small Cap Growth Portfolio                                 MFS(R) Emerging Markets Equity Portfolio
Batterymarch Growth and Income Portfolio                           MFS(R) Research International Portfolio
Batterymarch Mid-Cap Stock Portfolio                               MFS(R) Value Portfolio
BlackRock High Yield Portfolio                                     Neuberger Berman Real Estate Portfolio
BlackRock Large-Cap Core Portfolio                                 Oppenheimer Capital Appreciation Portfolio
Cyclical Growth and Income ETF Portfolio                           Cyclical Growth ETF Portfolio
Dreman Small-Cap Value Portfolio                                   PIMCO Inflation Protected Bond Portfolio
Goldman Sachs Mid-Cap Value Portfolio                              PIMCO Total Return Portfolio
Harris Oakmark International Portfolio                             Pioneer Fund Portfolio
Janus Forty Portfolio                                              Pioneer Strategic Income Portfolio
Lazard Mid-Cap Portfolio                                           RCM Technology Portfolio
Legg Mason Partners Aggressive Growth Portfolio                    Rainier Large Cap Equity Portfolio
Legg Mason Partners Managed Assets Portfolio                       T. Rowe Price Mid-Cap Growth Portfolio
Legg Mason Value Equity Portfolio                                  Third Avenue Small Cap Value Portfolio
Loomis Sayles Global Markets Portfolio                             Turner Mid-Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio                               Van Kampen Comstock Portfolio
Lord Abbett Growth and Income Portfolio                            Van Kampen Mid-Cap Growth Portfolio
MetLife Aggressive Strategy Portfolio                              MetLife Balanced Strategy Portfolio
MetLife Defensive Strategy Portfolio                               MetLife Growth Strategy Portfolio
MetLife Moderate Strategy Portfolio                                Strategic Conservative Growth Portfolio
Strategic Growth Portfolio                                         Strategic Growth and Income Portfolio


The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the series of Met Investors Series Trust (the "Trust") named above (each a "Portfolio") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, at 10:00 a.m. Eastern Time on February 28, 2008, and at any adjournments thereof.

The Trust and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposal. The Company will vote the appropriate number of shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Company will vote FOR the Proposal.

                           Date ________________, 2008

                            PLEASE SIGN IN BOX BELOW

Signature - Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.



Please fold and detach card at perforation before mailing.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE
APPROPRIATE BOX BELOW.


1) To elect the following seven (7) Trustee                    [      ]               FOR all Trustee Nominees
   Nominees to the Board of Trustees:
   (01) Elizabeth M. Forget, (02) Stephen M. Alderman,         [      ]               AGAINST all Trustee Nominees
   (03) Jack R. Borsting, (04) Robert Boulware,
   (05) Daniel A. Doyle, (06) Susan C. Gause,                  [      ]               FOR all Trustee Nominees except those
   and (07) Dawn M. Vroegop                                                           named below:
                                                                                       ----------------------------
